UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2006
Date of Report (Date of earliest event reported)

MOLECULAR PHARMACOLOGY (USA) LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50156	71-0900799
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

8721 Santa Monica Boulevard, Suite 1023, Los Angeles, California	90069-4507
(Address of principal executive offices)	(Zip Code)

888-327-4122
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Share Purchase Agreement to Acquire Molecular Pharmacology Limited (AUS)

  Date of completion of the transaction: May 8, 2006:

  Brief description of the assets involved: Molecular Pharmacology (USA) Limited (the "Registrant") entered into a share purchase agreement dated November 25, 2005 with Pharmanet Group Limited ("Pharmanet") to acquire 100% of the issued and outstanding shares of Molecular Pharmacology Limited ("MPLA") (the "Agreement"). Under the terms of the Share Purchase Agreement the Registrant acquired 100% of the issued and outstanding shares of MPLA.
  MPLA is in the business of developing and commercialising a new analgesic and anti-inflammatory molecule known as Tripeptofen. Tripeptofen is likely to appear in a new group of products suitable for the treatment of common every-day pain. As an analgesic and anti-inflammatory drug, Tripeptofen is unusual due to its rapid speed of action and its topical or rub-on application.

  Identity of the person(s) from whom the assets were acquired or to whom they were sold and the nature of any material relationship: The Registrant acquired all of the issued and outstanding shares of MPLA from Pharmanet an arm's length party to the Registrant.

  Earlier this fall, MPLA had entered into a licensing agreement with the Registrant granting Registrant the exclusive rights to distribute, market, promote, detail, advertise and sell certain "Licensed Products", with metallo-polypeptide analgesic as an active ingredient, in the United States (excluding its territories and possessions). Prior to the foregoing and the execution of the Share Purchase Agreement, there was no relationship between The Registrant and its affiliates with Pharmanet or related parties to the Share Purchase Agreement.

  Nature and amount of consideration given by Registrant: The Registrant issued 88,000,000 shares of its common stock to Pharmanet as consideration for Pharmanet selling all of the issued and outstanding shares of MPLA to the Registrant. Pharmanet now hold approximately 66.89% of the Registrant's issued and outstanding common shares.

  The terms of the Share Purchase Agreement were as follows:
  The Registrant in exchange for 100% of the issued and outstanding shares of MPLA, was required to issue Pharmanet an aggregate total of eighty-eight million (88,000,000) shares of its common stock to on close of the transaction;

  Pharmanet must ensure that MPLA's board of directors hold a meeting to approve the registration of the Registrant as the registered holder of all of the issued and outstanding shares of MPLA, subject to any stamp duty payment on transfer on close of the Agreement;

  the Registrant must prepare proxy materials and conduct a stockholder's meeting to obtain stockholder approval for the transactions proposed in the Agreement;

  Pharmanet is required to provide the Registrant with audited year end financial statements and un-audited quarterly financial statement for MPL prepared in accordance with US GAAP by US SEC qualified auditor for inclusion in Molecular's proxy materials;

  the Registrant must pay to Pharmanet any GST or registration fees incurred in relation to this Agreement; and

  other customary terms and conditions.

A copy of the Share Purchase Agreement was filed in a Form 8-K with the SEC on November 29, 2005 is incorporated herein by reference. The Share Purchase Agreement and the parties are described in more detail in the Notice of Meeting and Management Information Circular of the Issuer dated March 31, 2006 filed on as Definitive Form 14A Proxy Statement with the SEC on March 31, 2006.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 2.01 of this Current Report on Form 8-K, the Registrant in exchange for 100% of the issued and outstanding shares of MPLA, issued Pharmanet, an aggregate total of eighty-eight million (88,000,000) shares of its common stock to Pharmanet on closing of the transaction.

The issuance of shares to Pharmanet was completed pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an offshore transaction, as defined in Rule 902(h) of Regulation S. The Registrant did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Pharmanet represented to us that that it was not a U.S. person, as defined in Regulation S, and that is did not acquire the shares for the account or benefit of a U.S. person. The Share Purchase Agreement executed between us and Pharmanet included statements that the securities had not been registered pursuant to the Securities Act of 1933 and that the securities may not be offered or sold in the United States unless the securities are registered under the Securities Act of 1933 or pursuant to an exemption from the Securities Act of 1933. Pharmanet agreed by execution of the Share Purchase Agreement (i) to resell the securities acquired only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or pursuant to an exemption from registration under the Securities Act of 1933; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or pursuant to an exemption from registration under the Securities Act of 1933; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Securities Act of 1933. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Securities Act of 1933 and could not be resold without registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

As described in Item 2.01 of this Current Report on Form 8-K, the Registrant in exchange for 100% of the issued and outstanding shares of MPLA, issued Pharmanet, an aggregate total of eighty-eight million (88,000,000) shares of its common stock to Pharmanet on closing of the transaction. As of May 8, 2006, Pharmanet now controls approximately 66.89% of the issued and outstanding shares of the Registrant.

Although the Registrant had business operations prior to the Transaction closing, the Registrant may be considered a "shell company", as defined in Rule 12b-2 of the Exchange Act prior to the change of control due its limited operations at the time of entry into the Share Purchase Agreement. Therefore, in accordance with paragraph (f) of Item 2.01 of Form 8-K, the Registrant is providing the information that would be required in the Registrant were filing a Form 10-SB registration statement under the Exchange Act, provided that where such information has been previously reported, the Registrant may identify the filing in which this disclosure is included instead of including the required disclosure in this Form 8-K. The following Form 10-SB information is provided, with reference to the filing made by the Registrant where the information is disclosed where the information is not included in this report:
Form 10SB Item	Description	Filing Where Information Included
Part I - Item 1	Description of Business	Schedule 14A Information Circular filed on March 31, 2006.
Part I - Item 2	Plan of Operation	Schedule 14A Information Circular filed on March 31, 2006.
Part I - Item 3	Description of Property	Schedule 14A Information Circular filed on March 31, 2006.
Part I - Item 4	Security Ownership of Certain Beneficial Owners and Management	Provided below in this Current Report on Form 8-K
Part I - Item 5	Directors and Executive Officers, Promoters and Control Persons	Form 10-KSB annual report filed on January 31, 2006.
Part I - Item 6	Executive Compensation	Form 10-KSB annual report filed on January 31, 2006.
Part I - Item 7	Certain Relationships and Related Transactions	Form 10-KSB annual report filed on January 31, 2006.
Part I - Item 8	Description of Securities	Schedule 14A Information Circular filed on March 31, 2006.
Part II - Item 1	Market Price of and Dividends on Registrant's Common Equity and Related Stockholder Matters	Schedule 14A Information Circular filed on March 31, 2006.
Part II - Item 2	Legal Proceedings	Schedule 14A Information Circular filed on March 31, 2006.
Part II - Item 3	Changes in and Disagreements with Accountants	Schedule 14A Information Circular filed on March 31, 2006.
Part II - Item 4	Recent Sales of Unregistered Securities	Form 10-KSB annual report filed on January 31, 2006.
Part II - Item 5	Indemnification of Directors and Officers	Form 10SB12G/A filed on June 10, 2003
Part F/S	Financial Statements	Schedule 14A Information Circular filed on March 31, 2006.
Part III	Exhibits	Schedule 14A Information Circular filed on March 31, 2006.

Form 10SB - Item 4 - Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of the Registrant's common stock owned beneficially as of May 8, 2006, by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.
Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock(1) (2)
Common Stock	Ian Downs 8721 Santa Monica Boulevard, Suite 1023 Los Angeles, California, U.S.A. 90069-4507	0	0%
Common Stock	Jeffery Edwards 10 Koeppe Road, Claremont Perth, Australia 6010	0	0%
Common Stock	Brian G. Cox 595 Hornby St., Suite. 600 Vancouver, B.C. V6C 1A4	20,000,000	15.20%
Common Stock	Pharmanet Group Limited Level 1 284 Oxford Street Leederville, Western Australia 6007	88,000,000	66.89%
Common Stock	Directors and Executive Officers as a Group	0	0%
(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.
(2)	Record Date percentages are based on 131,553,740 shares of common stock issued and outstanding immediately as of May 8, 2006. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  Financial Statements of Business Acquired

  The financial statements required by Item 9.01(a) of Form 8-K are incorporated by reference from the Registrant's Schedule 14A Information Circular filed on March 31, 2006.

  Pro Forma Financial Statements

  The financial statements required by Item 9.01(b) of Form 8-K are incorporated by reference from the Registrant's Schedule 14A Information Circular filed on March 31, 2006.
  Shell Company Transactions

   See paragraph (a) and (b) above in this section.
  Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated November 25, 2005 (incorporated herein by reference from the registrant's current report on Form 8-K filed on November 29, 2005)
3.1	Articles of Incorporation as Amended (incorporated by reference to exhibit 3.1 to our Form 10-SB Registration Statement filed on January 23, 2003).
3.2	Article of Amendment dated August 29, 2005 (incorporated by reference to exhibit 3.2 to our Form 10-KSB Registration Statement filed on January 31, 2006).
3.3	Articles of Amendment dated April 24, 2006
3.4	Bylaws as Amended (incorporated by reference to exhibit 3.2 to to our Form 10-SB Registration Statement filed on January 23, 2003).
99.1	Press Release dated May 9, 2006.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOLECULAR PHARMACOLOGY (USA) LIMITED

DATE: May 9, 2006	By: /s/ Jeffrey D. Ewards
Jeffrey D. Edwards, Director